Hartford Life Insurance Company Separate Account Five:

333-00245	Select Dimensions Life (Series I)
333-52645	Select Dimensions Life (Series II)

Hartford Life and Annuity Insurance Company Separate Account Five:

333-00259	Select Dimensions Life (Series I)
333-52637	Select Dimensions Life (Series II)

Supplement Dated January 14, 2009 to the

Annual Product Information Notice Dated May 1, 2008

Supplement Dated January 14, 2009 to your Annual Information Product Notice

Morgan Stanley Select Dimensions Investment Series –  Global Equity Portfolio

The Board of Trustees of the Morgan Stanley Select Dimensions Investment Series approved a plan to liquidate and terminate the Morgan Stanley - Global Equity Portfolio (“Portfolio”). All shareholders on record as of January 8, 2009, are to vote on the plan of liquidation on April 3, 2009.  If approved by the shareholders, upon completion of the liquidation the Portfolio will no longer be available. As a result, effective as of the close of business on April 24, 2009, any Policy Value allocated to the corresponding Sub-Account will be transferred to the Morgan Stanley Select Dimensions Investment Series – Money Market Portfolio.

Due to the liquidation and termination of the Portfolio, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on April 23, 2009. You may transfer some or all of your Policy Value in the affected Sub-Account to other investment options currently offered by your Policy.

If you participate in any Dollar Cost Averaging, Asset Rebalancing, Asset Allocation Programs or other administrative program that includes transfers of Policy Value or allocations to the affected Sub-Account, these programs will terminate at the close of business on April 24, 2009.  You must provide us new instructions by the end of the day, April 17, 2009 or your automatic payment instructions will not be considered in good order.

Upon completion of the liquidation and termination of the Portfolio, all references to the Portfolio are deleted.

Van Kampen Life Investment Trust – Enterprise Portfolio

The Board of Trustees of the Van Kampen Life Investment Trust approved a plan to liquidate and terminate the Van Kampen Life Investment Trust Enterprise Portfolio (“Portfolio”). All shareholders on record as of January 8, 2009, are to vote on the plan of liquidation on April 3, 2009.  If approved by the shareholders, upon completion of the liquidation the Portfolio will no longer be available. As a result, effective as of the close of business on April 24, 2009, any Policy Value allocated to the corresponding Sub-Account will be transferred to the Morgan Stanley Select Dimensions Investment Series – Money Market Portfolio.

Due to the liquidation and termination of the Portfolio, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on April 23, 2009. You may transfer some or all of your Policy Value in the affected Sub-Account to other investment options currently offered by your Policy.

If you participate in any Dollar Cost Averaging, Asset Rebalancing, Asset Allocation Programs or other administrative program that includes transfers of Policy Value or allocations to the affected Sub-Account, these programs will terminate at the close of business on April 24, 2009.  You must provide us new instructions by the end of the day, April 17, 2009 or your automatic payment instructions will not be considered in good order.

Upon completion of the liquidation and termination of the Portfolio, all references to the Portfolio are deleted.

This Supplement Should Be Retained With The Annual Product Information Notice

For Future Reference.

HV-7893